EXHIBIT 10.2

AMENDMENT TO FORBEARANCE AGREEMENT AND

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS AMENDMENT TO FORBEARANCE AGREEMENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of August 11, 2025, is entered into among LULU’S FASHION LOUNGE, LLC, a Delaware limited liability company (the “Borrower”), LULU’S FASHION LOUNGE PARENT, LLC, a Delaware limited liability company (“Holdings”), the other Guarantors party hereto, the Lenders party hereto, and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer.

RECITALS

WHEREAS, the Borrower, Holdings, the other Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, are parties that that certain Credit Agreement dated as of November 15, 2021 (as amended, modified, supplemented, increased, extended, restated, renewed, refinanced and replaced from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, Holdings, the other Guarantors, the Lenders and the Administrative Agent entered into that certain Forbearance Agreement dated as of June 23, 2025 (the “Forbearance Agreement”), pursuant to which the Lenders and the Administrative Agent agreed to forbear from exercising their rights and remedies under the Loan Documents and applicable Laws as a result of the Acknowledged Defaults during the Forbearance Period;

WHEREAS, the Credit Parties have requested that the Administrative Agent and the Lenders agree to amend the Forbearance Agreement in certain respects and, pursuant thereto, continue to forbear from exercising their rights and remedies arising under the Loan Documents and applicable Laws as a result of the Acknowledged Defaults during the Forbearance Period and amend the Credit Agreement as set forth herein; and

WHEREAS, the Administrative Agent and the Lenders have agreed to do so, but only pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings given to such terms in the Forbearance Agreement, or as incorporated therein by reference.

2.Estoppel.  Each Credit Party hereby acknowledges and agrees that, as of August 8, 2025: (a) the Outstanding Amount of the Revolving Loans was not less than $5,750,000; (b) the Outstanding Amount of all Swing Line Loans was not less than $0.00; and (c) the Outstanding Amount of all L/C Obligations was not less than $250,000.00, each of which constitutes a valid and subsisting obligation of

LULU’S FASHION LOUNGE, LLC

Amendment to Forbearance Agreement and Fifth Amendment to Credit Agreement

the Credit Parties owed to the Lenders that is not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind.

3.Consent, Acknowledgement and Reaffirmation.  Each Credit Party hereby: (a) acknowledges that (i) the Acknowledged Defaults have occurred and have not been waived or cured, and (ii) no Default or Event of Default is being waived pursuant to this Agreement; (b) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Loan Document to which it is a party; and (c) to the extent such Person granted Liens on any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of Liens and confirms and agrees that such Liens hereafter secure all of the Obligations as amended hereby.  Each Credit Party consents to this Agreement and acknowledges that each and every Loan Document to which it is party remains in full force and effect and is hereby ratified and reaffirmed.  Except as expressly provided herein, the execution of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, constitute a waiver of any provision of any Loan Document or serve to effect a novation of any of the Obligations.

4.Amendment to Forbearance Agreement.  The definition of “Forbearance Termination Event” in Section 1 of the Forbearance Agreement is hereby amended by deleting the reference to “August 15, 2025” therein and replacing it with “August 22, 2025”.

5.Amendments to Credit Agreement.  The definition of “Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to “August 15, 2025” therein and replacing it with “August 22, 2025”

6.Conditions Precedent.  This Agreement shall be effective on the date first written above (the “Effective Date”), subject to:

(a)receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Loan Parties, the Administrative Agent and each Lender; and
(b)receipt by the Administrative Agent of such certificates of resolutions or other action, incumbency certificates and/or other certificates of a Responsible Officer for each Credit Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the transactions contemplated hereby.
7.Release of Claims.  In consideration of the Administrative Agent’s and the Lenders’ willingness to enter into this Agreement, each Credit Party hereby releases and forever discharges the Administrative Agent, the Swing Line Lender, the L/C Issuer, each Lender, and each of their respective predecessors, successors, assigns, and Related Parties (each and every of the foregoing, a “Released Party”) from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions, and causes of action of any nature whatsoever, in each case through the date hereof, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, whether liquidated or unliquidated, whether absolute or contingent, whether foreseen or unforeseen, and whether or not heretofore asserted, which any Credit Party may have or claim to have against any Released Party.

As to each and every claim released hereunder, each Credit Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED

HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

By executing this Agreement, each Credit Party intends to: (a) waive and relinquish any and all rights and benefits which they may have under Section 1542 of the Civil Code or California; and (b) assume the risk of releasing any existing, but as of yet unknown, claims.

8.No Action, Claims.  Each Credit Party represents, warrants, acknowledges and confirms that, as of the Effective Date, it has no knowledge of any action, cause of action, claim, demand, damage or liability of whatever kind or nature, in law or in equity, against any Released Party arising from any action by such Persons, or failure of such Persons to act, under or in connection with any of the Loan Documents.

9.Representations and Warranties of the Credit Parties.  Each Credit Party hereby represents and warrants to the Administrative Agent, the L/C Issuer and Lenders that:

(a)After giving effect to this Agreement, no Default or Event of Default, other than any Acknowledged Defaults, exists.
(b)After giving effect to this Agreement, the representations and warranties of the Credit Parties set forth in the Loan Documents are true, correct and complete on and as of the Effective Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date.
(c)It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
(d)This Agreement has been duly executed and delivered by each Credit Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and to general principles of equity or principles of good faith and fair dealing.
(e)No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by the Credit Parties of this Agreement other than those that have already been obtained and are in full force and effect.
(f)The execution and delivery of this Agreement does not (i) contravene the terms of its Organization Documents or (ii) violate any applicable Law.
(g)No Credit Party has modified its Organization Documents since such documents were most recently delivered to the Administrative Agent (except to the extent the Credit Parties have subsequently delivered true and correct copies of any such modifications to the Administrative Agent) and such Organization Documents remain in full force and effect.

10.No Third Party Beneficiaries.  This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and their respective successors and assigns, and the obligations hereof shall be binding upon each Credit Party.  No other Person shall have or be entitled to assert rights or benefits under this Agreement, other than non-party Persons that are Released Parties with respect to Section 7 and Section 8 hereof.

11.Incorporation of Agreement.  Except as specifically modified herein, the terms of the Loan Documents shall remain in full force and effect.  The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent, L/C Issuer or any Lender under the Loan Documents, or constitute a waiver or amendment of any provision of the Loan Documents, except as expressly set forth herein.  The breach of any provision or representation under this Agreement shall constitute an immediate Event of Default, and this Agreement shall constitute a Loan Document.  Except as otherwise provided in this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any Loan Document, the provision contained in this Agreement shall govern and control.

12.Entirety.  This Agreement, the Credit Agreement and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.  This Agreement, the Credit Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

13.Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of executed counterparts of this Agreement by facsimile or other secure electronic format (.pdf) shall be effective as an original.

14.Governing Law; Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial.  The GOVERNING LAW, SUBMISSION TO JURISDICTION, WAIVER OF VENUE, SERVICE OF PROCESS and Waiver of Jury Trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated herein, mutatis mutandis.

15.Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

16.Headings.  The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

17.Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

18.Further Assurances.  Each of the parties hereto agrees to execute and deliver, or to cause to be executed and delivered, all such instruments as may reasonably be requested to effectuate the intent and purposes, and to carry out the terms, of this Agreement.

[signature pages follow]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:LULU’S FASHION LOUNGE, LLC,

a Delaware limited liability company

By: /s/ Crystal Landsem

Name: Crystal Landsem

Title: CEO and Interim CFO

HOLDINGS:LULU’S FASHION LOUNGE PARENT, LLC,

a Delaware limited liability company

By: /s/ Crystal Landsem

Name: Crystal Landsem

Title: CEO and Interim CFO

[Signature pages continue.]

ADMINISTRATIVE AGENT:BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Susanne M. Perkins

Name:Susanne M. Perkins

Title:Senior Vice President

LENDERS:BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Susanne M. Perkins

Name:Susanne M. Perkins

Title:Senior Vice President

[Signature pages end.]